Exhibit 10.1

Outlook Therapeutics, Inc.

Third Note Amendment

This Third Note Amendment (this “Amendment”), dated June 28, 2019 (the “Effective Date”), is with respect to those certain senior secured promissory notes (each, a “Note” and collectively, the “Notes”, in each case as amended by the Note, Warrant and Registration Rights Amendment and Waiver dated as of September 7, 2017 (the “September 2017 Amendment”) and as further amended by the Second Note and Warrant Amendment and Waiver, dated November 5, 2018 (the “Second Amendment”)) issued to Purchasers pursuant to that certain Note and Warrant Purchase Agreement, dated as of December 22, 2016 (as amended by that certain First Amendment to Note and Warrant Purchase Agreement, dated April 13, 2017, and as further amended by the September 2017 Amendment and the Second Amendment, the “NWPA”), and is entered into by and among Outlook Therapeutics, Inc., a Delaware corporation formerly known as Oncobiologics, Inc. (the “Company”), and the Purchasers identified on the signature pages to this Amendment. Capitalized terms used in this Amendment and not otherwise defined in this Amendment have the respective meanings ascribed to them in the NWPA and the Notes.

Recitals

A.           The Second Amendment required that certain payments be made on the Notes pursuant to Sections 7(e) and 7(f) of the Second Amendment.

B.           The Company and the Purchaser desire to terminate the payment requirements set forth in Sections 7(e) and 7(f) of the Second Amendment and to change the interest rate applicable to the Notes to 12.0% per annum.

C.           Subject to Section 9 of each of the Notes, Section 7 of the NWPA provides that any provision of the NWPA or the Securities may be amended and any provision thereof waived only by the written consent of the Company and the Majority Holders. Section 9 of each of the Notes each provide that any amendment to any Note that changes the fixed maturity of any Loan or Note will not be effective without the consent of each Purchaser.

D.           The undersigned Purchasers represent all of the Purchasers as of the Effective Date.

E.           As of the Effective Date, the aggregate outstanding principal of the Notes is $6,699,000.00 and the accrued and unpaid interest on the Notes is $169,655.30.

Agreement

In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.           This Amendment will be effective as of the Effective Date provided that Purchasers holding 100% of the outstanding principal amount of the Notes and the Company have executed and delivered a counterpart to this Amendment. The Company represents and warrants to the undersigned Purchasers that the currently outstanding aggregate principal amount of the Notes is $6,699,000.

2.           Each of the Notes is hereby amended as follows:

(a)          Section 1(a) of each of the Notes are hereby amended and restated as follows:

“(a) Unless earlier converted into Common Stock in accordance with clause 1(b) below, the outstanding principal amount of this Note, and all accrued and unpaid interest thereon, shall be due and payable on December 22, 2019 (the “Maturity Date”).”

(b)          Section 1(d) of each of the Notes are hereby amended and restated as follows:

“(d) [Reserved.]”

(c)          Section 2 of each of the Notes are hereby amended and restated as follows:

“2.          Interest. The Company further promises to pay interest on the outstanding principal amount hereof from the date hereof, until payment in full, which interest shall be payable at the rate of twelve percent (12.0%) per annum (the “Stated Interest Rate”) or the maximum rate permissible by law (which under the laws of the State of New York shall be deemed to be the laws relating to permissible rates of interest on commercial loans), whichever is less. Interest shall accrue daily and be due and payable on the Maturity Date (unless paid sooner), and shall be calculated on the basis of a 365-day year for the actual number of days elapsed. Upon the occurrence and during the continuance of an Event of Default, all amounts owing hereunder shall bear interest at the Stated Interest Rate plus two percent (2%) per annum.”

3.           Sections 7(e) and 7(f) of the Second Amendment are hereby deleted in their entirety and replaced as follows:

(e)          [Reserved].

(f)           [Reserved].

4.           All other terms and conditions of the Notes will be unaffected hereby and remain in full force and effect. A copy of this Amendment may be attached to each of the Notes as an allonge thereto and shall be deemed to be an amendment to each of the Notes.

5.           Upon giving effect to this Amendment, each reference in the NWPA, the Security Agreement or any Note or Warrant to “this Note”, “this Warrant” or words of similar import referring to any Note or Warrant, as applicable, shall be and mean, in each case, a reference to any Note or any Warrant, as applicable, as amended by this Amendment. Any reference in the Notes to the Purchase Agreement, shall be and mean a reference to the NWPA, as amended by this Amendment.

6.           Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Amendment.

7.           This Amendment and all actions arising out of or in connection with this Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the conflicts of law provisions. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Amendment and the transactions contemplated hereby. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AMENDMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

8.           This Amendment may only be amended, waived, supplemented or otherwise varied by a document, in writing, of even or subsequent date of this Amendment, executed by the Company and the Majority Holders; provided that, any amendment, modification, supplement or waiver to the definition of “Maturity Date” (as defined in the Notes) or that otherwise reduces the principal of any of the Notes that has the effect of changing the fixed maturity of the Notes or reduces the principal amount of the Notes or reduces the Conversion Rate (as defined in the Notes) will be subject to the consent of the Majority Holders and each affected Purchaser.

9.           The provisions of this Amendment shall inure to the benefit of, and be binding upon, the parties to this Amendment, the Purchasers and their respective successors, assigns, heirs, executors and administrators and other legal representatives.

10.         The Company hereby acknowledges and confirms that the modifications to the Note contained herein shall not in any way affect the rights set forth in the Security Agreement and IP Security Agreement, each dated as of December 22, 2016 (as amended from time to time) and hereby reaffirms that the obligations of the Company under the Notes (as amended) are secured by substantially all the Company’s assets pursuant to such agreements.

11.         This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies or copies in “.pdf” format of signed signature pages will be deemed binding originals.

[Signatures Follow]

The parties have executed this Third Note Amendment as of the date first above written.

Company:

Outlook Therapeutics, Inc.

By:	/s/ Lawrence A. Kenyon
Name: Lawrence A. Kenyon
Title: Chief Executive Officer and Chief Financial Officer

[Third Note Amendment Signature Page]

The parties have executed this Third Note Amendment as of the date first above written.

PurchaserS:

Iliad Research and Trading, L.P.

By:	Iliad Management, LLC, its General Partner

By:	Fife Trading, Inc., Manager

By:	/s/ John M. Fife
John M. Fife, President

Chicago Venture Partners, L.P.

By:	Chicago Venture Management, L.L.C.,
its General Partner

By:	CVM, Inc., its Manager

By:	/s/ John M. Fife
John M. Fife, President

[Third Note Amendment Signature Page]